Income Taxes (Details 1) - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carry forwards	$ 27,935,165	$ 27,029,000
Research and development credits	1,118,389	1,096,000
Nonqualified stock option compensation expense	1,913,673	1,801,000
Other temporary book - tax differences	436,178	408,000
Total deferred tax assets	31,403,405	30,334,000
Valuation allowance for deferred tax assets	(31,403,405)	(30,334,000)
Net deferred tax assets	$ 0	$ 0